UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014

HUGOTON ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-10476	58-6379215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

U.S. Trust, Bank of America Private Wealth Management Trustee P.O. Box 830650 Dallas, Texas	75283-0650
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (877) 228-5083

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Hugoton Royalty Trust (the “Trust”) held a special meeting of its unitholders on Thursday, May 23, 2014, at 2:30 p.m. central time at Shady Oaks Country Club, 320 Roaring Springs Road, Fort Worth, Texas 76114 (the “Special Meeting”).

At the Special Meeting, unitholders of the Trust were asked to consider and vote upon (i) the appointment of Southwest Bank as successor trustee of the Trust, (ii) an amendment to the Hugoton Royalty Trust Indenture dated December 1, 1998, as amended and restated on March 24, 1999 (the “Indenture”) that would permit a bank other than a national bank to serve as trustee of the Trust, and (iii) to approve certain other amendments to the Indenture, as more fully described in the definitive proxy statement filed by the Trust with the Securities Exchange Commission on March 31, 2014, as amended.

Of the 40,000,000 units outstanding and entitled to vote as of the record date for the Special Meeting, 20,506,139 units were present at the Special Meeting in person or by proxy. As such, a quorum was established at the Special Meeting.

The proposals voted on by the unitholders at the Special Meeting and the voting results are set forth below.

1. Proposal to approve the appointment of Southwest Bank as successor trustee to serve as trustee of the Trust once the resignation of Bank of America, N.A., the current Trustee of the Trust, takes effect was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
19,488,894	418,034	148,009	451,202

2. Proposal to approve an amendment to the Indenture regarding ministerial items, as described in the notice and proxy statement failed to be approved by the following vote:

For	Against	Abstain	Broker Non-Votes
18,932,606	876,904	245,425	451,204

3. Proposal to approve an amendment to the Indenture regarding a direct registration system, as described in the notice and proxy statement failed to be approved by the following vote:

For	Against	Abstain	Broker Non-Votes
17,216,882	2,580,510	257,544	451,203

4. Proposal to approve an amendment to the Indenture regarding asset sales, as described in the notice and proxy statement failed to be approved by the following vote:

For	Against	Abstain	Broker Non-Votes
14,087,515	5,717,090	250,330	451,204

5. Proposal to approve an amendment to the Indenture regarding electronic voting, as described in the notice and proxy statement failed to be approved by the following vote:

For	Against	Abstain	Broker Non-Votes
18,714,416	1,114,632	225,889	451,202

6. Proposal to approve an amendment to the Indenture regarding investments, as described in the notice and proxy statement failed to be approved by the following vote:

For	Against	Abstain	Broker Non-Votes
18,926,625	881,758	246,555	451,201

7. Proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above six proposals, as described in the notice and proxy statement was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
15,617,111	4,704,180	184,844	0

On May 23, 2014, the Trust issued a press release announcing the voting results from the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-looking Statements

Any statements in this Current Report on Form 8-K and the exhibits filed or furnished herewith about plans for the Registrant, the expected timing of the completion of the proposed resignation of the Trustee or appointment of a successor trustee, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” “may,” “intends” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to the inability of the Trustee to resign or Southwest Bank to assume duties as successor trustee due to the failure to satisfy conditions set forth in the Trustee’s notice of resignation.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in the materials represent the Trustee’s views as of the date hereof. The Trustee anticipates that subsequent events and developments may cause its views to change. However, while the Trustee may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Trustee’s views as of any date subsequent to the date hereof.

Item 9.01. Financial Statements and Exhibits.

d.	Exhibits

99.1	Press Release dated May 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hugoton Royalty Trust

By: BANK OF AMERICA, N.A., TRUSTEE

By:	/s/ NANCY G. WILLIS
Nancy G. Willis
Vice President

EXXON MOBIL CORPORATION

By:	/s/ BETH E. CASTEEL
Beth E. Casteel
Vice President – Upstream Business Services

Date: May 28, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 23, 2014.